Exhibit 10.10

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	July 1 through 31

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Billy V Ray, Jr	Gross Payroll	$25,000	$137,500
Billy V Ray, Jr	Car Allowance	500	$3,000
Gable Apartments (for B Ray Jr)	Apartment Rental	-	$2,148
Billy V Ray, Jr	TOTAL		142,648

Michaei Oyster	Gross Payroll	20,833	$114,583
Michael Oyster	Car Allowance	500	$3,000
Michael Oyster	Travel, Meals and Entertainment	6,089	$31,248
Michael Oyster	Reimburse: ordinary business expenses	649	$4,141
Michael Oyster	TOTAL		152,972

Raymond Smith	Gross Payroll	20,833	$114,582
Raymond Smith	Car Allowance	500	$3,000
Raymond Smith	Reimburse: ordinary business expenses	1,200	$10,734
Raymond Smith	Travel, Meals and Entertainment	471	$2,598
Raymond Smith	TOTAL		130,914

Michael Brown	Gross Payroll		$52,083

Alec McLarty	Lead Director Fees	15,000	$75,000
	Travel, Meals and Entertainment	-	$8,743

David Gerqacz	Director Fees	2,000	$20,250
	Travel, Meals and Entertainment	-	$421

Dennis Hayes	Director Fees	-	$17,625
	Travel, Meals and Entertainment	.	$2,518

John Jordan	Director Fees	2,000	$18,000
	Travel, Meals and Entertainment		$3,062

David Ray	Gross Payroll	-	$13,961
Brandon Ray	Gross Payroll	-	$11,250

Ayin Tower Management	Affiliate Transfer Out	-	$20,300
Contemporary Constructors, Inc.	Payments made on behalf of sub	15,039	$17,846
TOTAL PAYMENTS TO INSIDERS		$110,614	$655,003

BANKRUPTCY PROFESSIONALS
NAME	DATE IF COURT ORDER AUTHORIZING EMPLOYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manages LLP	3/7/2008	n/a	$-	$-	$1,309,400
Richards, Layton & Finger, P.A.	3/7/2008	n/a	-	-	100,227
Milbank, Tweed, Hadley & McCIoy	4/14/2008	n/a	-	-	1,074,461
Morris, Nichols, Arsht, & Tunnel L	Pending	n/a	-	-	51,546
Michael Brenner	3/7/2008	$85,501	16,667	52,167	33,334
AlixPartners, LLP	3/7/2008	n/a	-	-	1,881,164